Exhibit 10.6

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT, dated as of July 12, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, this “Agreement”), made by each of the undersigned (each, a “Grantor”) in favor of Morgan Stanley Senior Funding, Inc. as administrative agent and collateral agent (in such capacity, the “Agent”) for the Secured Parties (as defined in the Security Agreement defined below).

Reference is made to (a) the Guarantee and Collateral Agreement, dated as of July 12, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Security Agreement”), by and among Columbia Lake Acquisition Corp., a Delaware corporation (“Merger Sub”, with references to the “Borrower” herein being to Merger Sub, prior to the Merger (as defined in the Credit Agreement (defined below)), and to CKE Restaurants, Inc., following the Merger), each Subsidiary Party (as defined therein) and the Agent and (b) the Credit Agreement dated as of July 12, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Columbia Lake Acquisition Holdings, Inc., a Delaware corporation, the Borrower, the Lenders party thereto from time to time, the Agent and the other parties party thereto.

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement.  The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.  Each Grantor is an affiliate of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.

Accordingly, the parties hereto agree as follows:

SECTION  1. Terms.  Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings specified in the Credit Agreement.  The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION  2. Grant of Security Interest.  As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to the Security Agreement, did and hereby does grant to the Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by each Grantor or in which each Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

a. all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise;

b. all registrations and applications for registration of any such copyright in the United States, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office and the right to obtain all renewals thereof, including those listed on Schedule I attached hereto;

c. all claims for, and rights to sue for, past or future infringements of any of the foregoing; and

d. all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

SECTION  3. Security Agreement.  The security interests granted to the Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Agent pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Agent generally and with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

SECTION  4. Credit Agreement.  In the event of any conflict between the terms of this Agreement and the Credit Agreement, the terms of the Credit Agreement shall govern.

SECTION  5. Intercreditor Agreement Governs. REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT.  NOTWITHSTANDING ANY OTHER PROVISION CONTAINED HEREIN, THIS AGREEMENT, THE LIENS CREATED HEREBY AND THE RIGHTS, REMEDIES, DUTIES AND OBLIGATIONS PROVIDED FOR HEREIN ARE SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.  IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS AGREEMENT AND THE INTERCREDITOR AGREEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.

SECTION  6. Choice of Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Copyright Security Agreement as of the day and year first above written.

GRANTORS:

CKE RESTAURANTS, INC., for Itself and as Sole Member of CKE DISTRIBUTION, LLC and AEROWAYS, LLC
CARL KARCHER ENTERPRISES, INC.
HARDEE’S FOOD SYSTEMS, INC.
FLAGSTAR ENTERPRISES, INC.
SPARDEE’S REALTY, INC.
HED, INC.
BURGER CHEF SYSTEMS, INC.
SANTA BARBARA RESTAURANT GROUP, INC.
GB FRANCHISE CORPORATION
CHANNEL ISLANDS ROASTING COMPANY
CARL'S JR. REGION VIII, INC.
CKE REIT II, INC.

By: /s/ THEODORE ABAJIAN
Name: Theodore Abajian
Title: Executive Vice President and Chief Financial Officer

Signature Page to Copyright Security Agreement

ACKNOWLEGDEMENT

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SANTA BARBARA	)

On July 8, 2010, before me, Martha Aragon, Notary Public, personally appeared Theodore Abajian who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ MARTHA ARAGON

ACCEPTED:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Collateral Agent

By:/s/ EMILY JOHNSON
Name: Emily Johnson
Title: Vice President

Signature Page to Copyright Security Agreement

Schedule I

Schedule to Copyright Security Agreement

U.S. Registered Copyrights

Burger Chef Systems Inc.

Title	Reg. No.	Registration Date
C-3PO droid puppet.	VA0000021406	3/22/1979
Darth Vader card game.	VA0000021402	3/22/1979
Fangburger’s fun house.	VA0000021399	3/22/1979
Flight, R2-D2 and C-3PO escape from Imperial Warship via life pod.	VA0000021400	3/22/1979
Flip burger game.	VA0000021401	3/22/1979
Land Speeder.	VA0000021404	3/22/1979
Shooting gallery.	VA0000021405	3/22/1979
Tie Fighter.	VA0000021407	3/22/1979
X-Wing Fighter.	VA0000021403	3/22/1979

U.S. Registered Copyrights

Hardee’s Food Systems Inc.

Title	Reg. No.	Registration Date
Hospitality 21: Best sales and service all around.	PAu000386706	2/16/1982
Hardee’s—Nothing like Hardee’s.	PAu000455860	11/15/1982
Swim team generic.	PA0000330001	7/7/1987